SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2021

VECTOR ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39560	98-1550340
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

One Market Street
Steuart Tower, 23rd Floor
San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(415)-293-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	VACQU	The NASDAQ Stock Market LLC
Class A Ordinary Shares included as part of the units	VACQ	The NASDAQ Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	VACQW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On March 1, 2021, Vector Acquisition Corporation, a Cayman Islands exempted company (“Vector”), entered into an Agreement and Plan of Merger (as the same may be amended, supplemented or otherwise modified from time to time, the “Agreement”), with Rocket Lab USA, Inc., a Delaware corporation (“Rocket Lab”), and Prestige USA Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Rocket Lab (“Merger Sub”). The Agreement and the transactions contemplated thereby were unanimously approved by the boards of directors of each of Vector and Rocket Lab.

The Business Combination

The Agreement contemplates that the business combination among Vector, Rocket Lab and Merger Sub will be completed through the following series of transactions:

●	Vector will domesticate as a Delaware corporation (the “Domestication” and Vector following the Domestication, “Delaware Vector”) and, in connection therewith, (a) the Class A ordinary shares, par value $0.0001 per share, of Vector (the “Class A Shares”), and the Class B ordinary shares, par value $0.0001 per share, of Vector (the “Class B Shares”), issued and outstanding immediately prior to the Domestication will convert into an equal number of shares of common stock, par value $0.0001 per share, of Vector Delaware (the “Delaware Vector Common Stock”); (b) Vector’s warrants to purchase Class A Shares issued and outstanding immediately prior to the Domestication will convert into an equal number of warrants to purchase Delaware Vector Common Stock (the “Delaware Vector Warrants”) and (c) Vector’s units that have not been separated into Class A Shares and warrants issued and outstanding immediately prior to the Domestication will convert into an equal number of units of Delaware Vector (the “Delaware Vector Units”);

●	concurrently with the Domestication, Rocket Lab will amend and restate its certificate of incorporation (the “Charter Amendment”), and in connection therewith, (a) each issued and outstanding share of preferred stock, par value $0.0001 per share, of Rocket Lab will convert into shares of common stock, par value $0.0001 per share, of Rocket Lab (the “Rocket Lab Common Stock”), in accordance with the terms thereof; (b) each issued and outstanding share of Rocket Lab Common Stock (after giving effect to the conversion contemplated by clause (a)) will convert automatically into a number of shares of Rocket Lab Common Stock equal to the Exchange Ratio; (c) each then issued and outstanding warrant of Rocket Lab will convert into a new warrant of Rocket Lab (a “New Rocket Lab Warrant”) for a number of shares of Rocket Lab Common Stock and with the applicable exercise price per share determined in accordance with the Merger Agreement; (d) each then issued and outstanding option to purchase Rocket Lab Common Stock will convert into a new option for a number of shares of Rocket Lab Common Stock (a “New Rocket Lab Option”) and with the applicable exercise price per share determined in accordance with the Merger Agreement; and (e) each award of Rocket Lab’s restricted stock units will convert into an award of restricted stock units with respect to a number of shares of Rocket Lab Common Stock (the “New Rocket Lab Restricted Stock Units”) determined in accordance with the Merger Agreement;

●	immediately following the Domestication, Merger Sub will merge with and into Delaware Vector, with Delaware Vector surviving the merger as a wholly owned subsidiary of Rocket Lab (the “First Merger”), and in connection therewith, (a) the shares of Delaware Vector Common Stock (other than any treasury shares, shares held by Delaware Vector or any dissenting shares) issued and outstanding immediately prior to the effective time of the First Merger (the “First Effective Time”) will convert into an equal number of shares of Rocket Lab Common Stock; (b) the Delaware Vector Warrants that are outstanding and unexercised immediately prior to the First Effective Time will convert into an equal number of warrants to purchase Rocket Lab Common Stock (the “Assumed Warrants”) and (c) the Delaware Vector Units that are outstanding immediately prior to the First Effective Time will convert into an equal number of units of Rocket Lab (the “Assumed Units”); and

●	immediately following the First Effective Time, Rocket Lab will merge with and into Delaware Vector, with Delaware Vector surviving the merger (Delaware Vector as the surviving corporation, “Pubco” and such merger, the “Second Merger” and, together with the First Merger, the “Mergers”).

In connection with the Second Merger:

●	the shares of Rocket Lab Common Stock (other than any treasury shares, shares held by Rocket Lab or dissenting shares) issued and outstanding immediately prior to the effective time of the Second Merger (the “Second Effective Time”) will convert into an equal number of shares of common stock, par value $0.0001 per share, of Pubco (the “Pubco Common Stock”);

●	the New Rocket Lab Warrants and the Assumed Warrants outstanding and unexercised immediately prior to the Second Effective Time will convert into an equal number of warrants to purchase Pubco Common Stock;

●	each New Rocket Lab Option that is outstanding and unexercised immediately prior to the Second Effective Time (whether vested or unvested) will automatically be assumed by Pubco and will generally be subject to the same terms and conditions as were applicable to such New Rocket Lab Option immediately prior to the Second Effective Time;

●	each New Rocket Lab Restricted Stock Unit that is outstanding and unvested immediately prior to the Second Effective Time will automatically be assumed by Pubco and converted into an award of time-vesting restricted stock units with respect to a number of shares of Pubco Common Stock equal to the number of New Rocket Lab Restricted Stock Units subject to such award and will generally be subject to the same terms and conditions as were applicable to such New Rocket Lab Restricted Stock Unit immediately prior to the Second Effective Time; and

●	each Assumed Unit that is outstanding immediately prior to the Second Effective Time will automatically be converted into a unit of Pubco.

In addition to the above, if the closing price of Pubco Common Stock is equal to or greater than $20.00 for a period of at least 20 days out of 30 consecutive trading days during the period commencing on the 90th day following the Closing and ending on the 180th day following the Closing, the Rocket Lab stockholders will be entitled to receive additional shares of Pubco Common Stock equal to 8% of the Aggregate Share Consideration.

The Domestication, the Mergers and the other transactions contemplated by the Agreement are hereinafter referred to as the “Business Combination”. The Business Combination is expected to close in the second quarter of 2021, subject to the satisfaction of certain customary closing conditions described below.

Mandatory Share Redemption and Exchange Ratio

Immediately prior to the Closing, Rocket Lab will enter into redemption agreements with certain members of Rocket Lab management pursuant to which Rocket Lab will redeem from such individuals shares of Rocket Lab Common Stock (the “Management Redemption Shares”) for an aggregate purchase price not to exceed $40,000,000 (the purchase price for any redemptions, the “Management Redemption Amount”).

For purposes of the Agreement, the “Exchange Ratio” equals the quotient obtained by dividing (i) the Aggregate Share Consideration (as defined below) by (ii) the aggregate number of shares of Rocket Lab Common Stock outstanding immediately prior to the Charter Amendment on a fully diluted basis (other than the Management Redemption Shares). The Aggregate Share Consideration means the quotient obtained by dividing (i) an amount equal to $4,000,000,000 minus the Management Redemption Amount by (ii) (x) an amount equal to $10.00 plus (y) an amount equal to (a) the interest earned on funds held in Vector’s trust account divided by (b) the number of Class A Shares outstanding immediately prior to the Closing (the amount in this clause (ii), the “Implied Vector Share Price”).

Representations and Warranties; Covenants

The Agreement contains representations and warranties of each of the parties thereto that are customary for transactions of this type, including with respect to the operations of Vector, Rocket Lab and Merger Sub. In addition, the Agreement contains customary pre-closing covenants, including the obligation of Rocket Lab to conduct its business in the ordinary course consistent with past practice and to refrain from taking specified actions, subject to certain exceptions. The parties have also undertaken to procure approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and Vector has agreed to adopt an equity incentive plan and employee stock purchase plan effective upon closing of the Business Combination (the “Closing”), as described in the Agreement.

Governance

The parties have agreed to take all action within their power as may be necessary or appropriate such that, effective immediately after the Closing, the board of directors of Delaware Vector will consist of six directors, including five current directors of Rocket Lab and one designee of Vector, who will be Alex Slusky.

Conditions to Each Party’s Obligations

The obligation of Vector, Rocket Lab and Merger Sub to consummate the Business Combination is subject to certain closing conditions, including, but not limited to, (i) the expiration or termination of the applicable waiting period under the HSR Act, (ii) the approval of Vector’s shareholders, (iii) the approval of Rocket Lab’s stockholders, and (iii) the Registration Statement on Form S-4 relating to the Mergers becoming effective. In addition, the obligation of Vector to consummate the Business Combination is subject to the fulfillment of other closing conditions, including, but not limited to, (i) the representations and warranties of Rocket Lab and Merger Sub being true and correct to the standards applicable to such representations and warranties and each of the covenants of Rocket Lab and Merger Sub having been performed or complied with in all material respects and (ii) no Company Material Adverse Effect (as defined in the Agreement) having occurred. The obligation of Rocket Lab to consummate the Business Combination is also subject to the fulfillment of other closing conditions, including, but not limited to, (i) the representations and warranties of Vector being true and correct to the standards applicable to such representations and warranties and each of the covenants of Vector having been performed or complied with in all material respects and (iii) the aggregate cash proceeds from Vector’s trust account, together with the proceeds from the PIPE Financing (as defined below), equaling no less than $500,000,000 (after deducting any amounts paid to Vector shareholders that exercise their redemption rights in connection with the Business Combination but before the payment of any transaction costs of Vector and Rocket Labs).

Redemption Offer

Vector will be providing the holders of Class A Shares the right to redeem all or a portion of their Class A Shares in connection with the Business Combination, as set forth in the governing documents of Vector.

Lock-up Arrangements

In connection with the Closing, certain Rocket Lab stockholders who enter into a Support Agreement (as defined below), will enter into a lockup agreement with Pubco pursuant to which they will agree not to transfer, sell or assign their shares of Pubco Common Stock for six months following the Closing. In addition, Vector Acquisition Partners, L.P. (the “Sponsor”) has agreed not to transfer, sell or assign its shares of Pubco Common Stock received in connection with the Business Combination until the earliest of (a) one year after the Closing and (b) subsequent to Closing, (i) if the closing price of the Pubco Common Stock equals or exceeds $12.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after Closing, or (y) the date on which Pubco completes a liquidation, merger, share exchange or other similar transaction that results in all of its public stockholders having the right to exchange their common stock for cash, securities or other property.

Termination

The Agreement may be terminated under certain customary and limited circumstances prior to the Closing (i) by mutual written consent of Vector and Rocket Lab; (ii) by Vector if the representations and warranties of Rocket Lab and Merger Sub are not true and correct or if Rocket Lab or Merger Sub fails to perform any covenant or agreement set forth in the Agreement such that certain conditions to Closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods; (iii) by Rocket Lab if the representations and warranties of Vector are not true and correct or if Vector fails to perform any covenant or agreement set forth in the Agreement such that certain conditions to Closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods; (iv) subject to certain limited exceptions, by either Vector or Rocket Lab if the Business Combination is not consummated by November 30, 2021; (v) by either Vector or Rocket Lab if the approval by Vector’s shareholders of the Business Combination shall not have been obtained and (vi) by either Vector or Rocket Lab if the approval by Rocket Lab’s stockholders of the Business Combination shall not have been obtained.

If the Agreement is validly terminated, and except in the case of any breach of any covenant or agreement or actual fraud, none of the parties to the Agreement will have any liability or any further obligation under the Agreement other than customary confidentiality obligations.

A copy of the Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Agreement is qualified in its entirety by reference thereto. The Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Vector does not believe that these schedules contain information that is material to an investment decision.

PIPE Financing

Concurrently with the execution of the Agreement, Vector entered into subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to subscribe for and purchase, and Vector agreed to issue and sell to such PIPE Investors, immediately prior to Closing, an aggregate of 46,700,000 shares of Pubco Common Stock for a purchase price of $10.00 per share, for aggregate gross proceeds of $467,000,000 (the “PIPE Financing”).

The closing of the PIPE Financing is contingent upon, among other things, the substantially concurrent consummation of the Business Combination. The Subscription Agreements provide that Vector will grant the investors in the PIPE Financing certain customary registration rights.

The foregoing description of the Subscription Agreements and the PIPE Financing is subject to and qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Sponsor Letter Agreement

Concurrently with the execution of the Agreement, Vector entered into a letter agreement (the “Sponsor Letter Agreement”) with the Sponsor, pursuant to which the Sponsor agreed to, among other things, (i) vote at any meeting of Vector’s shareholders, and in any action by written resolution of Vector’s shareholders, all of its Class B Shares or Delaware Vector Common Stock, as applicable, in favor of the Business Combination and the other proposals to be voted upon at the Vector shareholder meeting; (ii) be bound by certain other covenants and agreements related to the Business Combination and (iii) waive the anti-dilution protection with respect to the Class B Shares, in each case, on the terms and subject to the conditions set forth in Sponsor Letter Agreement.

The foregoing description of the Sponsor Letter Agreement is subject to and qualified in its entirety by reference to the full text of the Sponsor Letter Agreement, a copy of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Support Agreements

Concurrently with the execution of the Agreement, certain stockholders of Rocket Lab representing the requisite votes necessary to approve the Business Combination entered into support agreements (the “Support Agreements”) with Vector, pursuant to which each such stockholder agreed to, among other things, (i) vote at any meeting of Rocket Lab’s stockholders, and in any action by written consent of Rocket Lab’s stockholders, all of its Rocket Lab equity securities in favor of the adoption and approval of the Agreement and the transactions contemplated thereby, including the Mergers; (ii) be bound by certain other covenants and agreements related to the Business Combination and (iii) be bound by certain transfer restrictions with respect to such securities, in each case, on the terms and subject to the conditions set forth in the Support Agreements.

The foregoing description of the Support Agreements is subject to and qualified in its entirety by reference to the full text of the form of Support Agreement, a copy of which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K under the heading “PIPE Financing” is incorporated by reference herein. The securities that may be issued in connection with the Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure

On March 1, 2021, Rocket Lab issued a press release announcing Vector and Rocket Lab’s entry into the Agreement and a press release announcing Rocket Lab’s plans for a new 8-ton reusable rocket. The press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated by reference herein.

Furnished as Exhibit 99.3 hereto and incorporated into this Item 7.01 by reference is the investor presentation that Vector and Rocket Lab have prepared for use in connection with the announcement of the Business Combination.

The foregoing (including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding Vector’s, Rocket Lab’s or their respective management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on Vector’s and Rocket Lab’s current expectations and beliefs concerning future developments and their potential effects on Vector, Rocket Lab or any successor entity of the transaction. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Vector’s securities, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Agreement by Vector’s shareholders, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement, (iv) the effect of the announcement or pendency of the transaction on Rocket Lab’s business relationships, operating results and business generally, (v) risks that the transaction disrupts current plans and operations of Rocket Lab, (vi) changes in the competitive and highly regulated industries in which Rocket Lab operates, variations in operating performance across competitors and changes in laws and regulations affecting Rocket Lab’s business, (vii) the ability to implement business plans, forecasts and other expectations after the completion of the transaction, and identify and realize additional opportunities, and (viii) the risk of downturns in the commercial launch services, satellite and spacecraft industry. There can be no assurance that the future developments affecting Vector, Rocket Lab or any successor entity of the transaction will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Vector’s or Rocket Lab’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Except as required by law, Vector and Rocket Lab are not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information

This Current Report relates to a proposed transaction between Vector and Rocket Lab. This Current Report does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Vector and Rocket Lab intend to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Rocket Lab and Vector shareholders. Rocket Lab and Vector will also file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Rocket Lab and Vector are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Rocket Lab and Vector through the website maintained by the SEC at www.sec.gov.

The documents filed by Vector with the SEC also may be obtained free of charge upon written request to Vector Acquisition Corporation, One Market Street, Steuart Tower, 23rd Floor, San Francisco, CA 94105. The documents filed by Rocket Lab with the SEC also may be obtained free of charge upon written request to Rocket Lab USA, Inc., 3881 McGowen Street, Long Beach, CA 90808.

Participants in the Solicitation

Rocket Lab, Vector and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Vector’s shareholders in connection with the proposed transaction. A list of the names of such directors, executive officers, other members of management, and employees, and information regarding their interests in the business combination will be contained in Vector’s filings with the SEC, including Vector’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2020, which was filed with the SEC on November 16, 2020, and such information and names of Rocket Lab’s directors and executive officers will also be in the Registration Statement on Form S-4 to be filed with the SEC by Rocket Lab and Vector, which will include the proxy statement of Vector. Additional information regarding the interests of such potential participants in the solicitation process will also be included in the registration statement (and will be included in the definitive proxy statement/prospectus) and other relevant documents when they are filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1*	Agreement and Plan of Merger, dated as of March 1, 2021, among Vector Acquisition Corporation, Rocket Lab USA, Inc. and Prestige USA Merger Sub, Inc.

10.1	Form of Subscription Agreement

10.2	Sponsor Letter Agreement, dated as of March 1, 2021, between Vector Acquisition Corporation and Vector Acquisition Partners, L.P.

10.3	Form of Support Agreement

99.1	Press Release dated March 1, 2021 (Business Combination Announcement)

99.2	Press Release dated March 1, 2021 (Neutron)

99.3	Investor Presentation

*	The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Vector agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2021	VECTOR ACQUISITION CORPORATION

	By:	/s/ David Baylor
	Name:	David Baylor
	Title:	Chief Financial Officer